UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2024 (March 25, 2024)

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On March 25, 2024, NovaBay Pharmaceuticals, Inc. (the “Company”) completed the sale of its wholly-owned subsidiary, DERMAdoctor, LLC, a Missouri limited liability company (“DERMAdoctor”).

On March 26, 2024, the Company filed a Current Report on Form 8-K (the “Initial Report”) with regard to the sale of DERMAdoctor. This amendment is being filed for the sole purpose of filing pro forma financial information pursuant to Item 9.01(b) of Form 8-K and should be read in conjunction with the Initial Report. This amendment does not amend any other item of the Initial Report or purport to provide any update, modification or discussion of any developments or events with respect to the Company subsequent to the filing date of the Initial Report except as otherwise expressly indicated. The information previously reported in, or filed with, the Initial Report is hereby incorporated by reference into this Amendment No. 1.

Item 9.01     Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K:

●	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2024;
●	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2024;
●	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2023;
●	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2023; and
●	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)         Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of NovaBay Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Language Concerning Forward-Looking Statements

The pro forma financial information in Exhibit 99.1 contains forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial progress and future financial performance of the Company. Accordingly, this Amendment No. 1 contains forward-looking statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. These statements include, but are not limited to, statements regarding our current product offerings and marketing efforts, the financial impact of the Company’s recently completed divestiture of DERMAdoctor, our partnerships, and any future revenue that may result from selling our products, as well as generally the Company’s expected future financial results. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Amendment No. 1, are detailed in the Company’s latest Form 10-K, as amended, and the subsequent Definitive Proxy Statements, Forms 10-Q and/or Form 8-K filings with the Securities and Exchange Commission, especially under the heading “Risk Factors.” The forward-looking statements in this Amendment No. 1 speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: May 31, 2024